© 2017 UCP | CONFIDENTIAL1 February 27, 2017 4Q16 Earnings Presentation

Forward-Looking Statements © 2017 UPC | CONFIDENTIAL2 We make forward-looking statements in this presentation that are subject to risks, uncertainties and assumptions. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward- looking statements by the fact that they do not relate strictly to historical facts. These statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” “project,” “goal,” “intend” or “continue,” the negative of these terms and other comparable terminology. These forward- looking statements may include projections of our future financial or operating performance, our anticipated growth strategies, anticipated trends in our business and other future events or circumstances. These statements are based on our current expectations and projections about future events and may prove to be inaccurate. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may prove to be incorrect or imprecise and may prove to be inaccurate. We do not guarantee that the transactions and events described in any forward-looking statements will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: economic changes, either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates, declines in consumer sentiment and an increase in inflation; downturns in the homebuilding industry, either nationally or in the markets in which we operate; continued volatility and uncertainty in the credit markets and broader financial markets; the operating performance of our business; changes in our business and investment strategy; availability of land to acquire and our ability to acquire land on favorable terms or at all; availability, terms and deployment of capital; disruptions in the availability of mortgage financing or increases in the number of foreclosures in our markets; shortages of or increased prices for labor, land or raw materials used in housing construction; delays or restrictions in land development or home construction, or reduced consumer demand resulting from adverse weather and geological conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of communities; the degree and nature of our competition; our leverage and debt service obligations; our future operating expenses, which may increase disproportionately to our revenue; our ability to achieve operational efficiencies with future revenue growth; our relationship, and actual and potential conflicts of interest, with PICO, which owns a majority economic interest in UCP, LLC; and availability of, and our ability to retain, qualified personnel. For a further discussion of these and other factors, see the “Risk Factors” disclosed in our Annual Report on Form 10-K for the year ended December 31, 2016, which is filed with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements discussed in this presentation might not occur. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance, and our actual results could differ materially from those expressed in any forward-looking statement. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law.

© 2017 UCP | CONFIDENTIAL3 • Home Building Revenue up 36% • Orders up 8% • Backlog units up 45% Highlights from 2016 Areas of Focus Momentum • Home Building GM % up 50 bps • Adj. Home Building GM % up 40 bps • SG&A Exp. % down 250 bps Discipline • Net Income up 150% • EPS of $1.15 • ROE up to 6.5% Transformation

© 2017 UCP | CONFIDENTIAL4 Homebuilding Revenue ($MM) +36% New Home Orders +8% 2016 Homebuilding Deliveries, Revenue & Orders $252.6 $343.9 FY15 FY16 Deliveries by Region 27% 73% Southeast FY16 West FY16 860 933 FY15 FY16 Homes Delivered +17% 701 820 FY15 FY16 Average Selling Price ($000) +16% $360 $419 FY15 FY16

© 2017 UCP | CONFIDENTIAL5 Homebuilding Revenue ($MM) +18% $88.9 $104.4 4Q15 4Q16 29% 71% Southeast 4Q16 West 4Q16 Deliveries by Region New Home Orders +26% 184 232 4Q15 4Q16 Homes Delivered +15% 223 257 4Q15 4Q16 Average Selling Price ($000) +2% $399 $406 4Q15 4Q16 4Q16 Homebuilding Deliveries, Revenue & Orders

© 2017 UCP | CONFIDENTIAL6 Backlog & Lots 249 362 4Q15 4Q16 Homes in Backlog 4,284 4,075 1,594 2,563 4Q15 4Q16 West Southeast 5,878 6,638 Lots by Region1 (1) ‘Lots by Region’ denotes owned & controlled lots as of December 31, 2016. $108.8 $149.6 4Q15 4Q16 Backlog Value ($MM) +38% +45%

Strong Homebuilding Gross Margin

- 4Q16 and FY16 homebuilding gross margin increased 60bps and 50bps, respectively, from prior year
- Balancing pre-sales and spec sales
- Controlling price to help manage pace
- Focus on construction cost containment
- FY16 incentives decreased by 50bps to 2.1% of HB Revenue

Homebuilding Gross Margin


18.0%
18.6%
17.8%
18.3%
4Q15
4Q16
FY15
FY16

Adj. Homebuilding Gross Margin[1]


21.1%
20.9%
20.3%
20.7%
4Q15
4Q16
FY15
FY16

(1) Adjusted homebuilding gross margin is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. A discussion of adjusted homebuilding gross margin is included in the Appendix hereto, as well as a reconciliation between homebuilding gross margin and adjusted homebuilding gross margin.

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© 2017 UCP | CONFIDENTIAL

SG&A Annual Improvement

- Disciplined control of overhead expenses continues to enhance performance
- FY16 SG&A as a percent of total revenue improved 250 bps to 13.9%
- FY16 SG&A as a percent of Homebuilding revenue improved 400 bps to 14.1%
- 4Q16 SG&A as a percent of Homebuilding revenue improved 110 bps excluding $1.3 million of one-time items
- Achieved SOX compliance during 2016 while tightly managing G&A expenses

SG&A as % of Total Revenue


12.4%
15.0%
16.4%
13.9%
Q4 2015
Q4 2016
FY2015
FY 2016

SG&A as % of Homebuilding Revenue


14.9%
15.1%
18.1%
14.1%
Q4 2015
Q4 2016
FY2015
FY 2016

(1) Adjusted homebuilding gross margin is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. A discussion of adjusted homebuilding gross margin is included in the Appendix hereto, as well as a reconciliation between homebuilding gross margin and adjusted homebuilding gross margin.

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© 2017 UCP | CONFIDENTIAL9 Earnings & Returns Up Earnings Per Share Return on Equity $0.30 $1.15 FY15 FY16 2.7% 6.5% FY15 FY16 $0.40 $0.89 4Q15 4Q16

© 2017 UCP | CONFIDENTIAL10 Core EPS (2) (1) The valuation allowance applies only to net income (loss) attributable to UCP, Inc. Noncontrolling interest adjusted for non-recurring items excluding the impact from the valuation allowance removal. (2) Core EPS is a non-GAAP financial measure. The most directly comparable GAAP financial measure is EPS. Core EPS is used by management in understanding the underlying earnings performance of the Company without the impact of income and expenses that are not in the normal and ordinary course of the Company’s business. Earnings Per Share Attributable to UCP, Inc. 4Q16 FY16 4Q16 FY16 Net income (loss) attributable to UCP, Inc., as reported $7,151 $9,238 $0.89 $1.15 UCP, Inc. share of Non-Recurring items, Net of Tax $554 $3,006 $0.07 $0.37 Valuation Allowance Removal (1) $(5,482) $(5,482) $ (0.68) $ (0.68) Core Net income (loss) attributable to UCP, Inc. $ 2,223 $6,762 $0.28 $0.84 Diluted Shares Outstanding 8,009,350 8,064,728 8,009,350 8,064,728

© 2017 UCP | CONFIDENTIAL11 Land & Inventory Management Model homes 5 1% Unsold homes 134 34% Under contract for sale 261 65% Homes Under Construction1 Completed Homes1 (1) As of December 31, 2016. Unsold (48) Unsold (30) Under Contract for Sale (35) Under Contract for Sale (30) FY15 FY16

© 2017 UCP | CONFIDENTIAL12 (1) The ratio of net debt-to-capital is a non-GAAP financial measure. The most directly comparable GAAP financial measure is the ratio of debt-to-capital. We believe that our leverage ratios provide useful information to the users of our financial statements regarding our financial position and cash and debt management. A discussion of net debt-to-capital is included in the Appendix hereto, as well as a reconciliation between net-debt-to capital and debt-to-capital. (2) Interest coverage is computed using EBIT, a non-GAAP financial measure. EBIT is computed by adding interest expense to pre-tax income calculated in accordance with GAAP. A reconciliation between EBIT and pre-tax income is included in the appendix hereto. The interest coverage ratio is calculated by comparing EBIT to interest expensed. (3) Interest coverage calculated on a last twelve months’ basis. ($ in millions, except where noted) Dec 31, 2016 Dec 31, 2015 Cash $40.9 $39.8 Real Estate Inventory $373.2 $361.0 Debt $161.0 $156.0 Equity $226.9 $217.4 Debt-to-Capital 41.5% 41.8% Net Debt-to-Capital1 37.3% 37.6% Cash to total Capital 10.6% 10.7% Interest Coverage2,3 1.4 times 1.0 times Balance Sheet Strength Current Capitalization Dec 31, 2016 Cash Cash & Cash Equivalents $40.9 Debt Variable Interest Notes $81.3 Fixed Interest Notes $5.6 8.5% Senior Notes Due 2017 $74.9 Debt Issuance Cost ($0.7) Total Debt $161.0 Total Equity $226.9

© 2017 UCP | CONFIDENTIAL13 $72.5 $155.4 $252.6 $343.9 FY13 FY14 FY15 FY16 Homebuilding Revenue • Continuous innovation in home design for the way new home buyers want to live • Strong commitment to best-in-class construction standards • Customer-driven experience that continues long after purchase • Consistent winner of Eliant Homebuyers’ Choice Awards for our exemplary customer service • Deliveries up more than 400% since 2013 Brand Promise Resonating 68% CAGR

© 2017 UCP | CONFIDENTIAL14 3.6% 3.3% 2.5% 2.5% 1.9% 1.8% 1.6% 1.2% Seattle San Jose Nashville Riverside Charlotte Fresno U.S. Average Myrtle Beach Employment Growth (YoY % Change) Source: John Burns Real Estate Consulting. Employment Data as of 11/2016. Months Supply Data as of 12/2016 Vibrant Markets Create Foundation for Growth 0.7 1.0 1.3 2.9 3.6 3.8 3.9 Seattle San Jose Fresno Charlotte U.S. Average Nashville Riverside Resale Months of Supply (2016)

© 2017 UCP | CONFIDENTIAL15 2017 Focus Areas Momentum Discipline Operational Excellence Strengthening the Benchmark Brand

© 2017 UCP | CONFIDENTIAL16 2017 Outlook Home Deliveries Homebuilding Revenue ($MM) During 2017 we will seek to: • Continue growing home deliveries and revenue • Maintain stable gross margin • Expand backlog • Strengthen position in existing markets • Enhance customer experience • Drive higher ROE 432 701 820 925-975 2014 2015 2016 2017E (1) CAGR projection calculated to midpoint of 2017E range 30% $155 $253 $344 $390-$410 2014 2015 2016 2017E 37% CAGR1 CAGR1

© 2017 UCP | CONFIDENTIAL17 Appendix

© 2017 UCP | CONFIDENTIAL18 (1) Adjusted homebuilding gross margin is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. A discussion of adjusted homebuilding gross margin is included in the Appendix hereto, as well as a reconciliation between homebuilding gross margin and adjusted homebuilding gross margin. Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions, except where noted) 2016 2015 2016 2015 Net Orders 232 184 933 860 Homebuilding Deliveries 257 223 820 701 ASP (000s) $406 $399 $419 $360 Revenue Homebuilding $104.4 $88.9 $343.9 $252.6 Land development $0.1 $18.0 $5.4 $21.1 Other $— $— $— $5.1 Total revenue $104.6 $106.9 $349.4 $278.8 Homebuilding Gross Margin 18.6% 18.0% 18.3% 17.8% Homebuilding Adjusted Gross Margin ¹ 20.9% 21.1% 20.7% 20.3% Operating Expense Sales and marketing $5.7 $5.7 $19.3 $18.9 General and administrative $10.1 $7.6 $29.2 $26.9 Goodwill impairment $— $— $4.2 $— Total operating expense $15.7 $13.3 $52.6 $45.8 Other income, net $0.0 $0.0 $0.3 $0.2 Net income (loss) before income taxes $3.7 $7.7 $9.2 $5.9 Provision for income taxes $5.6 $(0.1) $5.3 $(0.1) Net income (loss) $9.3 $7.6 $14.4 $5.8 Totals may not add due to roundingFinancial Summary

Appendix – Gross Margin and Adj. Gross Margin Reconciliation

	Three Months Ended December 31,				Year Ended December 31,			
($ in thousands)	2016	%	2015	%	2016	%	2015	%
Consolidated Gross Margin & Adjusted Gross Margin								
Revenue	$104,565	100.0%	$106,870	100.0%	$349,368	100.0%	$278,791	100.0%
Cost of Sales	85,171	81.5%	85,952	80.4%	287,840	82.4%	227,324	81.5%
Gross Margin	19,394	18.5%	20,918	19.6%	61,528	17.6%	51,467	18.5%
Add: interest in cost of sales	2,429	2.3%	2,176	2.0%	8,118	2.3%	5,592	2.0%
Add: impairment and abandonment charges	17	-	929	0.9%	3,112	0.9%	1,075	0.4%
Adjusted Gross Margin[(1)]	$21,840	20.9%	$24,023	22.5%	$72,758	20.8%	$58,134	20.9%
Consolidated Gross margin percentage	18.5%		19.6%		17.6%		18.5%	
Consolidated Adjusted gross margin percentage[(1)]	20.9%		22.5%		20.8%		20.9%	
Homebuilding Gross Margin & Adjusted Gross Margin								
Homebuilding revenue	$104,438	100.0%	$88,892	100.0%	$343,919	100.0%	$252,597	100.0%
Cost of home sales	85,053	81.4%	72,926	82.0%	281,072	81.7%	207,670	82.2%
Homebuilding gross margin	19,385	18.6%	15,966	18.0%	62,847	18.3%	44,927	17.8%
Add: interest in cost of home sales	2,418	2.3%	1,908	2.1%	7,737	2.2%	5,275	2.1%
Add: impairment and abandonment charges	-	-	923	1.0%	458	0.1%	1,042	0.4%
Adjusted homebuilding gross margin[(1)]	$21,803	20.9%	$18,797	21.1%	$71,042	20.7%	$51,244	20.3%
Homebuilding gross margin percentage	18.6%		18.0%		18.3%		17.8%	
Adjusted homebuilding gross margin percentage[(1)]	20.9%		21.1%		20.7%		20.3%	

(1) Adjusted homebuilding gross margin percentage is a non-GAAP financial measure. The most directly comparable GAAP financial measure is homebuilding gross margin. Adjusted gross margin is defined as gross margin plus capitalized interest, impairment and abandonment charges. We use adjusted gross margin information as a supplemental measure when evaluating our operating performance. We believe this information is meaningful, because it isolates the impact that leverage and non-cash impairment and abandonment charges have on gross margin. However, because adjusted gross margin information excludes interest expense and impairment and abandonment charges, all of which have real economic effects and could materially impact our results, the utility of adjusted gross margin information as a measure of our operating performance is limited. In addition, other companies may not calculate adjusted gross margin information in the same manner that we do. Accordingly, adjusted gross margin information should be considered only as a supplement to gross margin information as a measure of our performance. The table above provides a reconciliation of adjusted gross margin numbers to the most comparable GAAP financial measure.

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© 2017 UCP | CONFIDENTIAL20 (1) The ratio of net debt-to-capital is a non-GAAP financial measure. The most directly comparable GAAP financial measure is the ratio of debt-to-capital. We believe that our leverage ratios provide useful information to the users of our financial statements regarding our financial position and cash and debt management. The ratio of net debt-to-capital is computed as the quotient obtained by dividing net debt (which is debt less unrestricted cash and cash equivalents) by the sum of net debt plus stockholders’ and member's equity. We believe the ratio of net debt-to-capital is a relevant financial measure for investors to understand the leverage emaployed in our operations and as an indicator of our ability to obtain financing. We reconcile this non-GAAP financial measure to the ratio of debt-to-capital in the table above. In addition, other issuers or issuers in other industries may not calculate net debt-to-capital ratio in the same manner that we do. Accordingly, the net debt-to-capital ratio should be considered only as a supplement to the ratio of debt-to-capital information as a measure of our financial leverage. As of December 31, 2016 As of December 31, 2015 Debt $160,994 $155,966 Equity 226,886 217,408 Total capital $387,880 $373,374 Ratio of debt-to-capital 41.5% 41.8% Debt $160,994 $155,966 Net cash and cash equivalents $42,478 $40,729 Less: restricted cash and minimum liquidity requirement 16,547 15,900 Unrestricted cash and cash equivalents $25,931 $24,829 Net debt $135,063 $131,137 Equity 226,886 217,408 Total adjusted capital $361,949 $348,545 Ratio of net debt-to-capital (1) 37.3% 37.6% Appendix – Ratio of Net Debt to Capital

© 2017 UCP | CONFIDENTIAL21 (1) EBIT (“earnings before interest & tax”) is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net income before taxes. EBIT is computed from GAAP pre-taxable income by adding back interest expense. We believe that EBIT provides useful information to the users of our financial statements regarding our operating profitability. We reconcile this non-GAAP financial measure to net income before taxes, based on the last twelve months, in the table above. In addition, other issuers or issuers in other industries may not calculate EBIT in the same manner that we do. Accordingly, EBIT should be considered only as a supplement to the net income before taxes as a measure of our operating profitability. (2) Interest coverage is computed using EBIT, a non-GAAP financial measure. The interest coverage ratio is calculated by comparing EBIT to interest expensed. We believe that interest coverage ratio is a relevant financial measure for investors to understand our debt and profitability of our operations and as an indicator of our ability to pay interest on our debt. UCP Interest Coverage Twelve Months Ended Twelve Months Ended 12/31/2015 12/31/2016 Pre-Tax Income $5,852,371 $9,163,055 Interest Expense included in COS 5,592,089 8,117,453 EBIT 11,444,460 17,280,508 Depreciation 587,581 597,051 Amortization 34,000 34,000 EBITDA 12,066,041 17,911,559 Impairments (net of contingent consideration) 923,031 4,464,792 EBITDA (excluding Impairments) $12,989,072 $22,376,321 Interest Incurred $11,567,368 $12,502,682 Interest Coverage 1.0 1.4 Appendix – EBIT